Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	29,481.18
Total Transaction Valuation	213,477,073.87
Total Offset Amount	0
Net Fee	$ 29,481.18